SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                    ----------------------------------------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

1999 Avenue of the Stars - Floor 26
Los Angeles, CA                                                            90067
(Address of principal executive offices)                              (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                            Maverick Tube Corporation
               (Exact name of obligor as specified in its charter)

     Delaware                                              43-1455766
(State or other jurisdiction of                         (I.R.S. employer
incorporation or organization)                         identification No.)


16401 Swingley Ridge Road, Seventh Floor
Chesterfield, Missouri 63017                                  63017
(Address of principal executive offices)                    (Zip Code)


                             SENIOR DEBT SECURITIES
                       (Title of the indenture securities)
         -------------------------------------------------------------

Item 1.  General Information.

              Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              Comptroller of the Currency,  Washington, D.C.
              Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)  Whether it is authorized to exercise corporate trust powers.

              Yes.

Item 2.  Affiliations with Obligor.

         If the Obligor is an affiliate of the trustee, describe each such affiliation.

         None.


No responses are included for Items 3-15 of this Form T-1 because the Obligor is not in default as provided under Item 13.

Item 16.  List of Exhibits.

         List below all exhibits filed as part of this statement of eligibility.

       Exhibit 1. Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

       Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

       Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

       Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

       Exhibit 5.    Not Applicable

       Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

       Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

       Exhibit 8.    Not Applicable

       Exhibit 9.    Not Applicable

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Cleveland, and State of Ohio, on the 19th day of December, 2003.


                              J. P. Morgan Trust Company, National Association


                              By  /s/: Robert R. Schmidt
                                 -----------------------------------
                                  Robert R. Schmidt
                                  Vice President

Exhibit 7.          Report of Condition of the Trustee.
--------------------------------------------------------------------------------


                 J.P. Morgan Trust Company, National Association
                             Statement of Condition

                               September 30, 2003

ASSETS DOLLAR AMOUNTS IN THOUSANDS


Assets

    Cash and Due From Banks                                    $ 32,688

    Securities                                                  115,560

    Loans and Leases                                             41,185

    Premises and Fixed Assets                                     9,470

    Intangible Assets                                           158,727

    Other Assets                                                 15,568
                                                        ----------------

      Total Assets                                            $ 373,198
                                                        ===============


Liabilities

    Deposits                                                  $ 102,395

    Other Liabilities                                            47,412
                                                        ---------------

      Total Liabilities                                         149,807


Equity Capital

    Common Stock                                                    600

    Surplus                                                     181,587

    Retained Earnings                                            41,204
                                                        ---------------

      Total Equity Capital                                      223,391
                                                        ---------------


      Total Liabilities and Equity Capital                    $ 373,198
                                                        ===============